UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2023
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Lions Gate Entertainment Corp. (the “Company”) previously adopted the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan (the “2023 Plan”), subject to shareholder approval of the 2023 Plan. As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s shareholders have approved the 2023 Plan.

The following summary of the 2023 Plan is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2023 Plan. The Board has delegated general administrative authority for the 2023 Plan to the Compensation Committee of the Board. The administrator of the 2023 Plan has broad authority under the 2023 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2023 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of the Company’s common shares (the “Common Shares”) that may be issued or transferred pursuant to awards under the 2023 Plan (the “Share Limit”) equals: (1) 7,000,000 shares, plus (2) the number of Common Shares that were available for award grant purposes under the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (the “2019 Plan”) as of November 28, 2023 (the date of shareholder approval of the 2023 Plan), plus (3) the number of any shares subject to stock options and share appreciation rights granted under any of the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan as amended, the Lions Gate Entertainment Corp. 2012 Performance Incentive Plan, as amended, and the Starz 2016 Omnibus Incentive Plan (collectively, the “Prior Plans”) and outstanding on November 28, 2023 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (4) the number of any shares subject to restricted share unit awards granted under any of the Prior Plans that are outstanding and unvested as of November 28, 2023 which are forfeited, terminated, cancelled, or otherwise reacquired after that date without having become vested.

No new awards may be granted under any of the Prior Plans. As of November 28, 2023 (immediately prior to the shareholder approval of the 2023 Plan), the total number of Common Shares available for award grant purposes under the 2019 Plan was 8,377,128 shares (excluding the awards referenced in the next sentence), and the total number of Common Shares subject to then-outstanding awards granted under all of the Prior Plans was 37,742,917 shares.

The Common Shares available for issuance under the 2023 Plan may be either the Class A Voting Common Shares of the Company (“Class A Shares”) or the Class B Non-Voting Common Shares of the Company (“Class B Shares”), as determined by administrator of the 2023 Plan and set forth in the applicable award agreement. However, in no event may the combined number of Class A Shares and Class B Shares issued under the 2023 Plan exceed the Share Limit described above.

Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2023 Plan will again be available for subsequent awards under the 2023 Plan. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2023 Plan or any of the Prior Plans, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the 2023 Plan or any of the Prior Plans, will again be available for subsequent awards under the 2023 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will again be available for subsequent awards under the 2023 Plan. In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2023 Plan. To the extent that shares are delivered pursuant to the exercise of a share appreciation right or stock option, the number of underlying shares which are actually issued in payment of the award shall be counted against the applicable share limits, as opposed to counting all of the underlying shares to which the exercise relates.

The types of awards that may be granted under the 2023 Plan include stock options, share appreciation rights, restricted share units, stock bonuses and other forms of awards granted or denominated in Common Shares or units of Common Shares, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2023 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 28, 2023, the Company held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Board, the reappointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023, an advisory vote to approve executive compensation, an advisory vote on the frequency of future advisory votes on executive compensation, approval of the 2023 Plan, and a shareholder proposal. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 13, 2023.

At the Annual Meeting, 89.92% of the Class A Shares entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. Based on the results of the vote, shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023, approved the advisory vote on executive compensation, approved to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation, approved the 2023 Plan and approved a shareholder proposal to request that the Board take all reasonable and necessary steps (excluding those steps that must be taken by shareholders) to adopt a plan of arrangement or other recapitalization plan that would eliminate the dual-class share structure of the Company and any subsidiary or company that it intends to separate into a new public company, and to ensure that each outstanding share of common stock has one vote.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions, the independent Inspector of Elections.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Michael Burns	67,550,997	1,606,392	97.68%
Mignon Clyburn	65,850,692	3,306,697	95.22%
Gordon Crawford	68,777,450	379,939	99.45%
Jon Feltheimer	68,552,291	605,098	99.13%
Emily Fine	64,438,689	4,718,700	93.18%
Michael T. Fries	54,803,063	14,354,326	79.24%
John D. Harkey, Jr.	68,218,984	938,405	98.64%
Susan McCaw	67,128,609	2,028,780	97.07%
Yvette Ostolaza	58,544,777	10,612,612	84.65%
Mark H. Rachesky, M.D.	64,124,530	5,032,859	92.72%
Daryl Simm	66,194,628	2,962,761	95.72%
Hardwick Simmons	64,177,356	4,980,033	92.80%
Harry E. Sloan	67,050,985	2,106,404	96.95%

	Number of Shares Voted For	Number of Shares Voted Withheld	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	74,317,899	794,776	98.94%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Advisory Vote to Approve Executive Compensation	45,571,201	23,527,097	59,091	65.95%

	Number of Shares Voted For One Year	Number of Shares Voted For Two Years	Number of Shares Voted For Three Years	Number of Shares Abstained	Percentage of Shares Voted “For” One Year of Shares Voted
Advisory Vote on Frequency of Advisory Vote to Approve Executive Compensation	67,701,570	42,508	1,349,636	64,675	97.99%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Approval of the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan	51,649,009	17,389,173	119,207	74.81%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Vote on the Shareholder Proposal	42,788,241	26,024,756	344,392	62.18%

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	Lions Gate Entertainment Corp. 2023 Performance Incentive Plan.
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 29, 2023	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

		By:	/s/ James W. Barge
		Name:	James W. Barge
		Title:	Chief Financial Officer